Exhibit 10.15

EXECUTION COPY

THIRD AMENDMENT TO LOAN FUNDING AND SERVICING AGREEMENT

(Kohlberg Capital Funding LLC I)

THIS THIRD AMENDMENT TO LOAN FUNDING AND SERVICING AGREEMENT, dated as of November 21, 2007 (this “Amendment”), is entered into by and among KOHLBERG CAPITAL FUNDING LLC I, as the borrower (in such capacity, the “Borrower”), KOHLBERG CAPITAL CORPORATION, as the servicer (in such capacity, the “Servicer”), each of the conduit lenders and institutional lenders from time to time a party hereto (each, a “Lender” and collectively, the “Lenders”), each of the lender agents from time to time a party hereto (each, a “Lender Agent” and collectively, the “Lender Agents”), BMO CAPITAL MARKETS CORP., as the agent (in such capacity, the “Agent”), U.S. BANK NATIONAL ASSOCIATION, as the trustee (in such capacity, the “Trustee”) and LYON FINANCIAL SERVICES, INC. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of February 14, 2007 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS AND AGREEMENTS.

(a) Section 9.1(m) of the Agreement is hereby amended by deleting the word “less” and replacing it with the word “greater”.

(b) The parties hereto agree that as of the date hereof the above-referenced amendment to Section 9.1(m) shall be deemed to be in effect for all purposes under the Agreement as of February 14, 2007.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This

Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by- laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event, Servicer Termination Event or Unmatured Servicer Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon (i) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Agent, and (ii) delivery of executed signature pages by all parties hereto to the Agent.

SECTION 5. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	KOHLBERG CAPITAL FUNDING LLC I

	By:	/s/ Michael I. Wirth
	Name:	Michael I. Wirth
	Title:	Chief Financial Officer

Kohlberg Capital Funding LLC I
c/o Kohlberg Capital Corporation
295 Madison Avenue, 6th Floor
New York, New York 10017
Attention: Dayl W. Pearson
Facsimile: (212) 983-7654
Telephone: (212) 455-8366

THE SERVICER:	KOHLBERG CAPITAL CORPORATION

	By:	/s/ Michael I. Wirth
	Name:	Michael I. Wirth
	Title:	Chief Financial Officer

Kohlberg Capital Corporation
295 Madison Avenue, 6 Floor
New York, New York 10017
Attention: Dayl W. Pearson
Facsimile: (212) 983-7654
Telephone: (212) 455-8366

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Third Amendment to LFSA

LENDER:	RIVERSIDE FUNDING LLC

	By:	/s/ Jill A. Gordon
	Name:	Jill A. Gordon
	Title:	Vice President

ACKNOWLEDGED:	DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender Agent for Riverside Funding LLC

	By:	/s/ Daniel Pietrzak
	Name:	Daniel Pietrzak
	Title:	Director

	By:	/s/ Peter Chuang
	Name:	Peter Chuang
	Title:	Vice President

Riverside Funding LLC
c/o Global Securitization Services, LLC
445 Broad Hollow Road, Suite 239
Melville, NY 11747
Attention: Andrew Stidd
Facsimile No. (212) 302-8767
Telephone No. (631) 930-7203

with a copy to:

Deutsche Bank Securities Inc.
60 Wall Street, 19th Floor
New York, New York 10005
Attention: Securitized Products Group
Facsimile: (212) 797-5150
Telephone: (212) 250-0357

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Third Amendment to LFSA

LENDER:	FAIRWAY FINANCE COMPANY, LLC

	By:	/s/ Philip A. Martone
	Name:	Philip A. Martone
	Title:	Vice President

Fairway Finance Company, LLC
c/o Lord Securities Corporation
48 Wall Street, 27th Floor
New York, New York 10005
Facsimile No. (212) 346-9012
Telephone No. (212) 346-9000

with a copy to:

c/o BMO Capital Markets Corp.
115 South LaSalle Street
13th Floor West
Chicago, Illinois 60603
Attention: Conduit Management Team
Facsimile: (312) 461-3189
Telephone: (312) 461-5640

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Third Amendment to LFSA

THE AGENT:	BMO CAPITAL MARKETS CORP.

	By:	/s/ Keith Niebrugge
	Name:	Keith Niebrugge
	Title:	Managing Director

BMO Capital Markets Corp.
115 South LaSalle Street
13th Floor West
Chicago, Illinois 60603
Attention: Conduit Management Team
Facsimile: (312) 461-3189
Telephone: (312) 461-5640

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Third Amendment to LFSA

THE TRUSTEE:	U.S. BANK, NATIONAL ASSOCIATION

	By:	/s/ Scott T. Holmes
	Name:	Scott T. Holmes
	Title:	Assistant Vice President

U.S. Bank, National Association
Corporate Trust Services – CDO Unit
One Federal Street, Third Floor
Boston, Massachusetts
Reference: Kohlberg Capital Funding LLC I
Attention: Scott Holmes
Facsimile: (617) 603-6741

THE BACKUP SERVICER	LYON FINANCIAL SERVICES, INC., d/b/a U.S. Bank Portfolio Services

	By:	/s/ John Decker
	Name:	John Decker
	Title:	Senior Vice President

Lyon Financial Services, Inc.
d/b/a U.S. Bank Portfolio Services
1310 Madrid, Suite 103
Marshall, Minnesota 56258
Attention: Joe Andries
Reference: Kohlberg Capital Funding LLC I

Third Amendment to LFSA